                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          January 4, 1999
                                                --------------------------------



                         Susquehanna Bancshares, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Pennsylvania                        0-10674                    23-2201716
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
       of Incorporation)          File Number)              Identification No.)


26 North Cedar Street, Lititz, Pennsylvania                          17543
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code   (717) 626-4721
                                                   -----------------------------

                                Not Applicable
--------------------------------------------------------------------------------
            (Former Name or Address, if Changed Since Last Report)

Item 5.  Other Events.

On January 4, 1999, Susquehanna Bancshares, Inc., a Pennsylvania business corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended ("Susquehanna"), consummated the transactions contemplated in the Agreement and Plan of Affiliation dated April 16, 1998 (the "Affiliation Agreement") between and among Susquehanna, Susquehanna Interim Bank, a Pennsylvania state-chartered bank and a wholly-owned subsidiary of Susquehanna ("Susquehanna Interim"), and First Capitol Bank, a Pennsylvania state-chartered bank ("First Capitol"). A copy of the Affiliation Agreement was attached to Susquehanna's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on July 2, 1998, and amended on August 5, 1998, August 6, 1998 and December 15, 1998. A copy of the Press Release announcing the consummation of the transaction contemplated in the Affiliation Agreement is filed as an exhibit to this Current Report on Form 8-K.

The following is a summary of the transaction consummated pursuant to the Affiliation Agreement. This summary is qualified in its entirety by reference to the full text of the Affiliation Agreement, which is incorporated herein by reference.

General
-------

Pursuant to the Affiliation Agreement, Susquehanna Interim merged with and into First Capitol (the "Merger"), with First Capitol as the surviving entity (sometimes referred to as the "Surviving Bank"), as a result of which First Capitol became a direct wholly-owned subsidiary of Susquehanna. The name of the Surviving Bank shall be "First Capitol Bank."

At 5:00 p.m. on January 4, 1999 (the "Effective Time"), the articles of incorporation and bylaws of Susquehanna Interim in effect immediately prior to the Effective Time became the articles of incorporation and bylaws of the Surviving Bank. At and immediately following the Effective Time, the directors and officers of First Capitol immediately prior to the Effective Time remained the directors and officers of the Surviving Bank. Additionally, Owen O. Freeman, Jr. (who is the Chairman of the First Capitol board) shall become a member of Susquehanna's board of directors at the board's next scheduled meeting and shall hold such office for a term to expire at the 1999 Susquehanna annual meeting of shareholders. Susquehanna has also agreed to nominate Mr. Freeman for re-election to the class of 2002 at the 1999 annual meeting of shareholders.

Exchange Ratio; Exchange
------------------------

As consideration for all of the outstanding capital stock of First Capitol, Susquehanna exchanged the outstanding First Capitol common stock, par value $10.00 per share (the "First Capitol Common Stock"), for common stock of Susquehanna, par value $2.00 per share (the "Susquehanna Common Stock"), at the exchange rate (the "Exchange Ratio") provided in the Affiliation Agreement.

At the Effective Time of the Merger, all of the 520,393 shares of First Capitol Common Stock which were issued and outstanding were converted into the right to receive a total of 1,055,357 shares of Susquehanna Common Stock at an Exchange Ratio of 2.028 shares of Susquehanna Common Stock for each share of First Capitol. The Exchange Ratio was based on the average price per share of Susquehanna Common Stock before closing of $21.53. The average price per share of Susquehanna Common Stock before closing was determined by adding the price at which Susquehanna Common Stock was reported to have closed by the Nasdaq Stock Market over the period of 10 business days ending on the second business day preceding the date set for the closing, and dividing such total by 10.

Note that if the average price per share of Susquehanna Common Stock before closing had been greater than $28.00 per share, First Capitol could have terminated the Affiliation Agreement upon written notice within one business day of such determination. The Affiliation Agreement also gave Susquehanna the right to terminate the Affiliation Agreement if the average price per share of Susquehanna Common Stock before closing was less then $21.33 per share. Because the average price per share of Susquehanna Common Stock before closing was $21.53, neither of these provisions were applicable. The Affiliation Agreement also provided that if the Merger was not consummated by March 31, 1999, then either party could have terminated the Affiliation Agreement. Because the Merger was consummated on January 4, 1999, this provision also was not applicable.

The shares of common stock of Susquehanna Interim issued and outstanding immediately prior to the Effective Time remain outstanding and unchanged after the Merger, and now constitute all of the issued and outstanding shares of the capital stock of the Surviving Bank. Presently, Susquehanna owns all of the issued and outstanding shares of the capital stock of the Surviving Bank.

Within five business days after the Effective Time, Susquehanna shall cause to be sent to each person who immediately prior to the Effective Time was a holder of record of First Capitol Common Stock, transmittal materials and instructions for surrendering certificates for First Capitol Common Stock in exchange for the number of whole shares of Susquehanna Common Stock to which such person is entitled pursuant to the Exchange Ratio.

No certificates for fractional shares of Susquehanna Common Stock will be issued; rather, Susquehanna will furnish to any holder of First Capitol Common Stock entitled to a fractional share a check for an amount of cash equal to the fraction of a share of Susquehanna Common Stock represented by the certificates so surrendered in accordance with the Exchange Ratio.

Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits. Reference is made to the Exhibit Index annexed hereto
               --------
          and made a part hereof.


                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SUSQUEHANNA BANCSHARES, INC.


Date:  January 7, 1999                     By:  /s/ Robert S. Bolinger
                                           ---------------------------
                                           Robert S. Bolinger
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit
-------

99 Press Release of the Registrant, Dated January 5, 1999, Regarding Consummation of the Merger